Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
      -----------------------------                                -------------
                                                 Reporting Period: April 2005
                                                                   -------------

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Document    Explanation
Required Documents                                                           Form No.          Attached     Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1               Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1               Yes
     Copies of bank statements                                                                    N/A
     Cash disbursements journals                                              MOR-1               Yes
Statement of Operations                                                       MOR-2               Yes
Balance Sheet                                                                 MOR-3               Yes
Status of Postpetition Taxes                                                  MOR-4               Yes
     Copies of IRS Form 6123 or payment receipt                                                   N/A
     Copies of tax returns filed during reporting period                                          N/A
Summary of Unpaid Postpetition Debts                                          MOR-4               Yes
     Listing of aged accounts payable                                         MOR-4               Yes
Accounts Receivable Reconciliation and Aging                                  MOR-5               Yes
Debtor Questionnaire                                                          MOR-5               Yes
-------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/Timothy R. Graham                                        May 20, 2005
--------------------------------------                      --------------------
Signature of Debtor                                         Date


/s/Timothy R. Graham                                        May 20, 2005
--------------------------------------                      --------------------
Signature of Joint Debtor                                   Date


/s/Timothy R. Graham                                        May 20, 2005
--------------------------------------                      --------------------
Signature of Authorized Individual*                         Date

Timothy R. Graham, Chief Restructuring Officer and Sole Director
-------------------------------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re:  Trenwick America Corporation                     Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements            Reporting Period April 2005

                                  Bank Accounts

                                         Operating         Tax       Other
                                     -----------------------------------------

      Cash - Beg of Month **                  4,881.44      NA          --
                                     -----------------------------------------

             Receipts:
            Cash Sales                              --         --       --
           Accounts Rec.                            --         --       --
         Loans & Advances                           --         --       --
          Sale of Assets                            --         --       --
          Deposit/WT IN *                        23.69
              Other**                                          --       --
Fund Transfer(Vista MM Redemption)           20,000.00
        Transfers (Interco)                 152,797.47         --       --
                                     -----------------------------------------

          Total Receipts                    172,821.16         --       --
                                     -----------------------------------------

          Disbursements:
      Sales, Use, & Other Tax                   (25.00)        --       --
        Inventory Purchases                                    --       --
       Secured Rental/Leases                                   --       --
             Insurance                     (125,000.00)        --       --
          Administrative                     (2,983.00)        --       --
              Selling                                          --       --
               Other                            (85.00)        --       --
        Transfers (InterCo)                 (41,835.08)        --       --
         Professional Fees                 (392,362.23)        --       --
            Court Costs                                        --       --
                                     -----------------------------------------

        Total Disbursements                (562,290.31)        --       --
                                     -----------------------------------------

           Net Cash Flow                   (389,469.15)        --       --
                                     -----------------------------------------

        Cash: End of Month                 (384,587.71)        --       --
                                     =========================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1


Trenwick America Corporation
Bank Reconciliation
Reporting Period: April 2005

The following bank account has been reconciled.

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance        $ (384,587.71)


                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended April 30, 2005

               Check Date                        Amount                     Vendor Name
------------------------------------------  ---------------  ----------------------------------------
2005-04-08                                          200.13   CPT Group Inc
2005-04-08                                        1,079.00   CT Corporation System
2005-04-15                                          479.15   CPT Group Inc
2005-04-15                                           85.00   Depository Trust Company
2005-04-20                                      125,000.00   Aon Risk Services, Inc. of Colorado
2005-04-22                                           25.00   Secretary of State - Connecticut
2005-04-27                                       31,375.28   Ashby & Geddes
2005-04-27                                      118,796.88   Dewey Ballantine
2005-04-27                                          343.20   Dr. Ben S. Branch
2005-04-27                                       65,342.00   Ernst & Young LLP
2005-04-27                                       54,002.00   Hennigan, Bennett & Dorman LLP
2005-04-27                                       92,093.45   Lackey Hershman, LLP
2005-04-27                                       29,730.14   Young, Conaway, Stargatt & Taylor, LLP
2005-04-29                                        1,904.00   The Pension Service, Inc.
                                            --------------
                             Total Checks       520,455.23
                                            --------------

Total Disbursements                         $   520,455.23
=========================================   ==============

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1


    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: April 2005
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                   Month Ended      Cumulative
REVENUES                                            April 2005    Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                       $      --    $     242,183
--------------------------------------------------------------------------------
Less: Returns and Allowances                                --               --
--------------------------------------------------------------------------------
Net Revenue                                          $      --    $     242,183
--------------------------------------------------------------------------------
COST OF GOODS SOLD                                                           --
--------------------------------------------------------------------------------
Beginning Inventory                                         --               --
--------------------------------------------------------------------------------
Add: Purchases                                              --               --
--------------------------------------------------------------------------------
Add:Cost of Labor                                           --               --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                        --               --
--------------------------------------------------------------------------------
Less: Ending Inventory                                      --               --
--------------------------------------------------------------------------------
Cost of Goods Sold                                          --               --
--------------------------------------------------------------------------------
Gross Profit                                                --          242,183
--------------------------------------------------------------------------------
OPERATING EXPENSES                                                           --
--------------------------------------------------------------------------------
Advertising                                                 --               --
--------------------------------------------------------------------------------
Auto and Truck Expense                                     205            1,061
--------------------------------------------------------------------------------
Bad Debts                                                   --               --
--------------------------------------------------------------------------------
Contributions                                               --           (2,500)
--------------------------------------------------------------------------------
Employee Benefits Programs                               1,078           55,048
--------------------------------------------------------------------------------
Insider compensation*                                    7,604          992,848
--------------------------------------------------------------------------------
Insurance                                               16,389           78,479
--------------------------------------------------------------------------------
Management Fees/Bonuses **                             (19,516)        (708,773)
--------------------------------------------------------------------------------
Office Expense                                             399           97,351
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                           3,733           54,833
--------------------------------------------------------------------------------
Repairs and Maintenance                                     76            3,918
--------------------------------------------------------------------------------
Rent and Lease Expense                                   1,561          710,574
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               (9,713)         646,391
--------------------------------------------------------------------------------
Supplies                                                 1,371           95,141
--------------------------------------------------------------------------------
Taxes-Payroll                                              764           42,162
--------------------------------------------------------------------------------
Taxes-Real Estate                                          145            3,824
--------------------------------------------------------------------------------
Taxes-Other                                                 --            6,953
--------------------------------------------------------------------------------
Travel and Entertainment                                    20            6,178
--------------------------------------------------------------------------------
Utilities                                                   61            2,574
--------------------------------------------------------------------------------
Other (attach schedule)                                  1,024        5,314,928
--------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation             5,203        7,400,990
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                      1,656          299,418
--------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses         (6,858)      (7,458,225)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                    --
--------------------------------------------------------------------------------
Other Income (attach schedule)                        (527,842)    (106,517,806)
--------------------------------------------------------------------------------
Interest Expense                                            --               --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                             --               --
--------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items         (534,700)    (113,976,031)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                        --
--------------------------------------------------------------------------------
Professional Fees                                           --               --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                 --               --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                          --
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)               7,910          106,205
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                           --         (543,353)
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)         59,953        6,563,827
--------------------------------------------------------------------------------
Total Reorganization Expenses                          (52,042)      (7,000,975)
--------------------------------------------------------------------------------
Income Taxes                                                --         (169,855)
--------------------------------------------------------------------------------
Net Profit (Loss)                                    $(586,743)   $(120,807,151)
--------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 32 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: April 2005
                                                                 ---------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                 Month Ended      Cumulative
BREAKDOWN OF "OTHER" CATEGORY                     April 2005     Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                   --              2,951
--------------------------------------------------------------------------------
Legal Fees                                                25             13,804
--------------------------------------------------------------------------------
Audit Fees                                                --            (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                     --             46,654
--------------------------------------------------------------------------------
Board Related                                             --             33,958
--------------------------------------------------------------------------------
Other Fees                                               474          5,181,976
--------------------------------------------------------------------------------
Data Processing                                          765             49,418
--------------------------------------------------------------------------------
Seminars & Continuing Education                          144              7,296
--------------------------------------------------------------------------------
Dues & Subscriptions                                    (384)             5,401
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                   $   1,024      $   5,314,928
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FC Transaction (Gains) Losses                             --                 --
--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of                                     --
--------------------------------------------------------------------------------
  Unconsolidated Subsidiaries                       (527,842)      (106,517,806)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                                 $(527,842)     $(106,517,806)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Amortization Expense                                      --                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                               59,953          6,563,827
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                $  59,953      $   6,563,827
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: April 2005
                                                                 ---------------

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF      BOOK VALUE ON
                            ASSETS                                        CURRENT REPORTING MONTH     PETITION DATE
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                   3,478,495              4,532,566
---------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                              --                     --
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                          49,281,629             48,745,299
---------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                    2,303,342                     --
---------------------------------------------------------------------------------------------------------------------
Inventories                                                                                --                     --
---------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                       50,000                503,054
---------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                  1,000                 10,000
---------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                340,703                327,755
---------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            $  55,455,170          $  54,118,674
---------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                             --                     --
---------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                    --                     --
---------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                   --             20,723,654
---------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                     --              3,485,693
---------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                   --                     --
---------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                              --            (15,433,035)
---------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                      $          --          $   8,776,312
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                     50,140                266,900
---------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                    130,077,218            249,660,381
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                              $ 130,127,359          $ 249,927,281
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $ 185,582,528          $ 312,822,267
=====================================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                               CURRENT REPORTING MONTH     PETITION DATE
---------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                      282,703                     --
---------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                        --                     --
---------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                              --                     --
---------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                              --                     --
---------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                           --                     --
---------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                  --                     --
---------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                          --                     --
---------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                   --                     --
---------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                    3,622,809                     --
---------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                  $   3,905,513          $          --
---------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                               --                     --
---------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                              --                     --
---------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                    288,386,386            289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                  $ 288,386,386          $ 289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 292,291,899            289,648,446
---------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                             100                    100
---------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                        266,985,085            266,985,085
---------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                  --                     --
---------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                     --                     --
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                 (246,858,372)          (246,858,372)
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (120,807,151)                    --
---------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                      (6,029,032)             3,047,008
---------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                      --                     --
---------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                $(106,709,371)         $  23,173,821
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                            $ 185,582,528          $ 312,822,267
=====================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 32 officers which were not included in this amount.


                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: April 2005
                                                                 ---------------

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------
                                                BOOK VALUE AT END OF      BOOK VALUE ON
                            ASSETS            CURRENT REPORTING MONTH     PETITION DATE
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
-----------------------------------------------------------------------------------------
Accrued Investment Income                                 340,703                327,755
-----------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                          $     340,703           $    327,755
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------
Deferred Taxes Receivable                               1,308,827              1,198,532
-----------------------------------------------------------------------------------------
Investment in Subsidiaries                            128,767,627            244,859,636
-----------------------------------------------------------------------------------------
Miscellaneous Other Assets                                    764              3,602,213
-----------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                  $ 130,077,218           $249,660,381
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                                BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                  CURRENT REPORTING MONTH     PETITION DATE
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
-----------------------------------------------------------------------------------------
Accounts Payable                                           64,660                 42,517
-----------------------------------------------------------------------------------------
Accrued Expenses                                               --              1,290,790
-----------------------------------------------------------------------------------------
Interest Payable                                       12,728,025             12,728,025
-----------------------------------------------------------------------------------------
Taxes Payable                                           2,602,010              2,601,759
-----------------------------------------------------------------------------------------
Due to Affiliates                                      82,787,757             82,787,757
-----------------------------------------------------------------------------------------
Other Liabilities                                              --                     --
-----------------------------------------------------------------------------------------
Indebtedness                                          190,203,934            190,197,598
-----------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                $ 288,386,386           $289,648,446
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------
Accrued Expenses                                          599,416                     --
-----------------------------------------------------------------------------------------
Severance Payable                                              --
-----------------------------------------------------------------------------------------
Bonuses Payable                                                --
-----------------------------------------------------------------------------------------
Interest Payable                                               --                     --
-----------------------------------------------------------------------------------------
Taxes Payable                                           2,400,441
-----------------------------------------------------------------------------------------
Due to Affiliates                                         622,952                     --
-----------------------------------------------------------------------------------------
Other Liabilities                                                                     --
-----------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                $  3,622,809            $         --
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-----------------------------------------------------------------------------------------
Equity in Subsidiary                                   (6,029,032)             3,047,008
-----------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                    $  (6,029,032)          $  3,047,008
-----------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: April 2005
                                                                 ---------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting

---------------------------------------------------------------------------------------------------------------
                                                     Amount
                                    Beginning      Withheld or     Amount   Date   Check. No or    Ending Tax
                                  Tax Liability      accrued        Paid    Paid        EFT        Liability
===============================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employee                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employer                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Income                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Sales                                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Excise                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Real Property                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Personal Property                        --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total State and Local                  --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Total Taxes                              --            --            --                       --       --
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of Days Past Due
                                                      ============================================================================
                                                       Current          0-30          31-60        61-90      Over 90        Total
----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                            --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                               --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                               --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Building                                     --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases -- Equipment                                    --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                   --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                           --            --        51,008      62,142      169,553       282,703
----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                     --            --            --          --           --            --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                    --            --        51,008      62,142      169,553       282,703
----------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

Listing of aged accounts payable
Trenwick America Corporation
As of April 30, 2005

               Vendor                 Invoice Date           Services           Invoice Number             Amount
               ------                 ------------           --------           --------------             ------
           Ashby & Geddes               12/1/2004          December 2004         ASH-354-02000              3,541.90
  Hennigan, Bennett & Dorman, LLP       12/1/2004          December 2004         HEN187-02000              18,758.23
  Hennigan, Bennett & Dorman, LLP       12/1/2004          December 2004         HEN351-02000               3,510.80
        Lackey Hershman, LLP            11/1/2004          November 2004        LAC10000-02000             10,000.00
        Lackey Hershman, LLP            12/1/2004          December 2004         LAC1000-02000             10,000.00
       PriceWaterHouseCoopers                             August-Dec 2003                                  25,179.92
       PriceWaterHouseCoopers           8/1/2004      January- December 2004     PRI123-02000              98,561.95
                                                                                                         -----------
                                                                                   91 + days              169,552.80
                                                                                                         -----------

           Ashby & Geddes               1/1/2005           January 2005          ASH260-02000               2,603.10
  Hennigan, Bennett & Dorman, LLP       1/1/2005           January 2005          HEN104-02000              10,426.34
  Hennigan, Bennett & Dorman, LLP       1/1/2005           January 2005          HEN253-02000               2,538.80
          Dewey Ballantine              1/1/2005           January 2005          DEW176-02000              17,604.70
           Ashby & Geddes               2/1/2005           February 2005          ASH15070200               1,507.50
  Hennigan, Bennett & Dorman, LLP       2/1/2005           February 2005         HEN762-02000               7,620.07
  Hennigan, Bennett & Dorman, LLP       2/1/2005           February 2005         HEN184-02000               1,849.00
        Lackey Hershman, LLP            2/1/2005           February 2005         LAC100-02000              10,000.00
          Dewey Ballantine              2/1/2005           February 2005         DEW600-02000               6,004.50
  Young Conaway Stargatt & Taylor       2/1/2005      January& February 2005     YOU198-02000               1,987.60

                                                                                                         -----------
                                                                                  61-90 days               62,141.61
                                                                                                         -----------

        Lackey Hershman, LLP            3/1/2005            March 2005           LAC410-02000              41,009.00
        Lackey Hershman, LLP            3/1/2005            March 2005           LAC100-02000              10,000.00
                                                                                                         -----------
                                                                                  31-60 Days               51,009.00
                                                                                                         -----------

                                                                                                         -----------
                                                                               Total Professional Fees   $282,703.41
                                                                                                         -----------


                                                                     MOR-4 AGING

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: April 2005
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                             Amount
--------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                             49,176,317
--------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                                                                105,372
--------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the peiod                                                                                   60
--------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period                                                   49,281,629
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                                      Amount
--------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                                   105,372
--------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                                                                                       --
--------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                                                                                       --
--------------------------------------------------------------------------------------------------------------------------
91 + days old                                                                                                  60,829,586
--------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                                                                                      60,934,959
--------------------------------------------------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)                                                                    (11,653,329)
--------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                                      49,281,629
--------------------------------------------------------------------------------------------------------------------------

                                                 DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                       Yes              No
--------------------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                                X
--------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                                     X
--------------------------------------------------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.        X
--------------------------------------------------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                           X
--------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-5
                                                                          (9/99)